UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2018

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Cigna Corporation (“Cigna”) disclosed that its officials expect to participate in meetings with investors and analysts over the next several weeks. During these meetings, Cigna officials expect to provide an update related to federal and state regulatory approvals for Cigna’s pending acquisition of Express Scripts Holding Company (“Express Scripts”).

As previously announced, on March 8, 2018, Cigna, Express Scripts and certain of Cigna’s affiliates entered into a definitive agreement whereby Cigna will acquire Express Scripts. Completion of the transaction is subject to the satisfaction or (where permissible) waiver of certain closing conditions, including: (1) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); and (2) certain state regulatory approvals (in the case of (1) and (2), without the imposition, individually or in the aggregate, of certain restrictions or conditions).

Related to federal regulatory approval, Cigna and Express Scripts filed notification and report forms in connection with the transaction with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission pursuant to the HSR Act on March 22, 2018. As previously disclosed, on April 23, 2018, Cigna and Express Scripts each received a request for additional information and documentary material (the “Second Request”) from the DOJ in connection with the DOJ’s review of the transaction.

On July 5, 2018, the parties entered into a timing agreement with the DOJ pursuant to which they agreed, among other things, not to close their pending combination before 12:01AM Eastern Time on the ninetieth (90th) calendar day following the date on which both Cigna and Express Scripts have certified substantial compliance with the DOJ’s Second Request, unless: (1) the parties have received notice from the DOJ that it has closed its investigation; or (2) the parties and the DOJ mutually agree to extend the 90 day timeframe. Timing agreements with the DOJ are customary in large transactions of this nature.

On August 3, 2018, Cigna certified substantial compliance with the Second Request. Express Scripts certified substantial compliance with the Second Request on August 17, 2018.

Related to state regulatory approvals, certain state insurance regulators have the authority to approve a “change of control” of an insurer. Cigna has filed “Form A” statements (or equivalent change of control applications) and/or requests for exemptions from the Form A application requirements in each jurisdiction where required by applicable law (“states”). Currently, Cigna has received approvals from 14 states. Approvals from 15 additional states are conditions to closing the transaction.

In addition to the above, there are certain additional state and international regulatory approvals and filings required in connection with the proposed transaction.

Express Scripts continues to anticipate that the merger will close by year-end 2018, subject to the satisfaction of all closing conditions, and looks forward to continuing to work cooperatively with the DOJ and the relevant states to discuss the many benefits of the transaction.

Cautionary Notes on Forward Looking Statements

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide Cigna management’s and/or Express Scripts management’s current expectations or plans for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “may,” “should,” “see,” “guidance,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases and other measures of financial performance or potential future plans, strategies or transactions of Cigna or the combined company following consummation of the mergers, the anticipated benefits of the mergers, including estimated synergies, the expected timing of completion of the mergers, Cigna’s ability to obtain financing for the mergers and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Cigna and Express Scripts claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Risks, uncertainties and other factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, risks and uncertainties detailed in Cigna’s and Express Scripts’ periodic public filings with the SEC, including those discussed in the section entitled “Risk Factors” of the registration statement and in the sections entitled “Risk Factors” in Cigna’s Annual Report on Form 10-K for the year ended December 31, 2017, Cigna’s Quarterly Report on Form 10-Q for the period ended June 30, 2018, Express Scripts’ Annual Report on Form 10-K for the year ended December 31, 2017 and Express Scripts’ Quarterly Report on Form 10-Q for the period ended June 30, 2018, factors contained or incorporated by reference into such documents and in subsequent filings by Cigna and Express Scripts, and the following factors:

•

the inability of Cigna and Express Scripts to obtain the regulatory approvals required for the mergers or the requirement to accept conditions that could reduce the anticipated benefits of the mergers as a condition to obtaining regulatory approvals;

•	failure to satisfy the conditions to closing provided in the merger agreement;

•	a longer time than anticipated to consummate the mergers;

•	problems regarding the successful integration of the businesses of Cigna and Express Scripts;

•	unexpected costs regarding the mergers;

•	restrictions on business activities during the pendency of the mergers and limitations put on Cigna’s and Express Scripts’ ability to pursue alternatives to the mergers under the merger agreement;

•	diversion of Cigna management’s and Express Scripts management’s attention from ongoing business operations and opportunities;

•	disruption from the mergers making it more difficult to maintain business and operational relationships;

•	potential litigation associated with the mergers;

•	the ability to hire and retain key personnel;

•	the availability of financing;

•

the obligation to complete the mergers even if financing is not available or is available on terms other than those currently anticipated, including financing less favorable to Cigna and New Cigna than its current commitments, due to the absence of a financing condition in connection with the mergers;

•	effects on the businesses as a result of uncertainty surrounding the mergers;

•

the possibility that the anticipated benefits from the mergers cannot be realized in full, or at all or may take longer to realize than expected, including risks associated with achieving expected synergies from the mergers;

•

the uncertainty of the value of the Cigna merger consideration and the Express Scripts merger consideration due to fixed exchange ratios and potential fluctuations in the market prices of Cigna common stock and Express Scripts common stock;

•

the possibility of the directors and officers of each of Cigna and Express Scripts generally having interests in the mergers that are different from, or in addition to, the interests of Cigna stockholders or Express Scripts stockholders, as applicable;

•

the possibility of changes in circumstances between the date of the signing of the merger agreement and the closing date that will not be reflected in the opinions received by the Cigna board of directors and the Express Scripts board of directors from their respective financial advisors;

•	the effect of the substantial additional indebtedness New Cigna will incur in connection with the mergers;

•

the possibility of actual results of operations, cash flows and financial position after the mergers materially differing from the unaudited pro forma condensed combined financial statements of New Cigna;

•

the difference in rights provided to New Cigna stockholders under Delaware law, the New Cigna certificate of incorporation and the New Cigna bylaws, as compared to the rights provided to Cigna stockholders under Delaware law, the Cigna certificate of incorporation and the Cigna bylaws, and to Express Scripts stockholders under Delaware law, the Express Scripts certificate of incorporation and the Express Scripts bylaws (as defined below);

•	the occurrence of any event giving rise to the right of a party to terminate the merger agreement;

•	an unexpected downgrade in Cigna’s, Express Scripts’ or New Cigna’s financial strength ratings;

•

the impact of debt service obligations on the availability of funds for other business purposes, and the terms and required compliance with covenants relating to Cigna’s, Express Scripts’ or New Cigna’s indebtedness; and

•	future industry risks that are described in SEC reports filed by Cigna and Express Scripts.

There can be no assurance that the mergers or any other transaction described in this joint proxy statement/prospectus will in fact be completed in the manner described or at all. Any forward-looking statement speaks only as of the date on which it is made, and Cigna and Express Scripts assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: August 29, 2018	By:	/s/ Martin Akins
Martin Akins
Senior Vice President and General Counsel